UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Form 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 19, 2003 (February 18, 2003)

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Overture Services, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-26365	95-4652060
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

74 North Pasadena Avenue, 3rd Floor
Pasadena, California 91103
(Address of principal executive offices) (Zip Code)

Telephone: (626) 685-5600
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

On February 18, 2003, Overture Services, Inc. issued a press release “Overture to Acquire Search Engine AltaVista —Combination Enables Overture To Offer Significantly Enhanced Web Search Capability”, the text of which is attached hereto as Exhibit 99.1 and incorporated herein in its entirety by reference.

ITEM 7. EXHIBITS

(c)	Exhibits.

Exhibit No.	Description

99.1	Press release dated February 18, 2003, entitled Overture to Acquire Search Engine AltaVista — Combination Enables Overture To Offer Significantly Enhanced Web Search Capability

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 19, 2003	Overture Services, Inc.

By: /s/ TODD TAPPIN Todd Tappin Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 18, 2003, entitled Overture to Acquire Search Engine AltaVista — Combination Enables Overture To Offer Significantly Enhanced Web Search Capability